               NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND
             NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND
               NUVEEN INSURED DIVIDEND ADVANTAGE MUNICIPAL FUND
          NUVEEN INSURED CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND
           NUVEEN INSURED NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND
               NUVEEN FLORIDA DIVIDEND ADVANTAGE MUNICIPAL FUND
               NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND
            NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND
               NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND
              NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND
            NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND
                 NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND
             NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND
               NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints ALAN G. BERKSHIRE, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 16th day of July, 1999.


                                      /s/ Timothy R. Schwertfeger
                                      ---------------------------
                                      Timothy R. Schwertfeger


STATE OF ILLINOIS     )
                      )SS
COUNTY OF COOK        )

On this 16th day of July, 1999, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                      /s/ Virginia L. Corcoran
Notary Public, State of Illinois          ------------------------
My Commission Expires: 10/27/01           Notary Public